                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report  (Date of earliest event reported):  July 1, 2001


                           Dauphin Technology, Inc.
            (Exact name of Registrant as specified in its charter)

           ILLINOIS                        3570                        87-0455038
           --------                        ----                        ----------
  (State or Other Jurisdiction      (Primary Standard           (I.R.S. Employer Number)
of Incorporation or Organization)   Industrial Classification
                                    Identification No.)

              800 E. Northwest Hwy., Suite 950, Palatine, IL 60067
              ----------------------------------------------------
          (Address of principal executive offices, including Zip Code)

                                 (847) 358 4406
                                 --------------
              (Registrant's telephone number, including area code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On July 1, 2001 Dauphin Technology, Inc. (the "Company"), through its wholly- owned subsidiary, Suncoast Acquisition Corp. ("Acquisition Corp"), completed the acquisition of substantially all of the assets of Suncoast Automation, Inc. ("Suncoast"), a wholly owned subsidiary of ProtoSource Corporation ("ProtoSource"), pursuant to an Asset Purchase Agreement by and among the Company, Acquisition Corp., ProtoSource, and Suncoast. The purchase price paid to ProtoSource was 766,058 shares of Dauphin Technology, Inc. $0.001 par value common stock and valued at $1.1 million based on the closing bid price of $1.47 per share on June 29, 2001. The consideration paid to ProtoSource was based on the Company's evaluation of the financial condition, business operations and prospects of Suncoast, and was negotiated in an arms' length transaction among unrelated and unaffiliated (as defined under Rule 144 promulgated by the Securities and Exchange Commission) parties. The shares issued were restricted stock; the Company, however, plans to file a registration statement including these shares prior to the 30th day following the filing of its Form 10 Q for the period ended June 30, 2001.

Suncoast is a provider of private, interactive cable systems, providing a bundled package of basic cable TV, premium programming, video games and high-speed Internet access to the extended stay hospitality industry.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Business Acquired

     The Company will provide the financial statements required by paragraph (a) of Item of Form 8-K, if any such information is required, by amendment to this initial report of Form 8-K within 60 days of the date that this initial report on Form 8-K must be filed with the Commission.

(b)  Pro forma Financial Information

     The Company will provide the pro forma financial information required by paragraph (b) of Item 7 of Form 8-K, if any such information is required, by amendment to this initial report on Form 8-K within 60 days of the date that this initial report on Form 8-K must be filed with the Commission.

(c)  Exhibits

     2.1 Asset Purchase Agreement, by and among the Company, Suncoast Acquisition Corp., ProtoSource Corporation and Suncoast Automation, Inc. dated as of July 1, 2001.

     20.1  Press release issued by the Company on July 10, 2001.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             Dauphin Technology, Inc.

Dated: July 13, 2001                         By: /s/ Harry L. Lukens, Jr.
                                                 ------------------------

                                                 Harry L. Lukens, Jr.
                                                 Chief Financial Officer

                               INDEX TO EXHIBITS



Exhibit
Number    Description
------    -----------

2.1 Asset Purchase Agreement, by and among the Company, Suncoast Acquisition Corp., ProtoSource Corporation and Suncoast Automation, Inc. dated as of July 1, 2001.

20.1      Press release issued by the Company on July 10, 2001.